Exhibit 10.72

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

THIRD AMENDMENT TO THE SUPPLY AGREEMENT BETWEEN HORIZON

PHARMA IRELAND LIMITED

AND NUVO PHARMACEUTICALS INC

This AMENDMENT NO. 3 TO SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of February 16, 2018 by and between Nuvo Pharmaceuticals Inc., formerly known as Nuvo Research Inc., a company incorporated under the laws of the province of Ontario, Canada (“NUVO”), having offices at 6733 Mississauga Road, Suite 610, Mississauga, ON L5N 6J5, Canada, and Horizon Pharma Ireland Limited, a Irish limited company (“Horizon Pharma”), and amends that certain Supply Agreement, dated as of October 17, 2014, as amended by Amendment No. 1 to Supply Agreement, dated as of February 4, 2016 and Amendment No. 2 to Supply Agreement, dated as of January 1, 2017 (collectively, the “Agreement”), by and between NUVO and Horizon Pharma. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

AGREEMENT

1.	Section 7.6 of the Supply Agreement is hereby repealed and replaced with the following:

7.6        Safety Stock Reserve.    NUVO agrees to hold and maintain (a) […***…] of stock reserve of all Raw Materials (other than API and […***…] bottles) and primary Packaging supplies for the Supplied Product, (b) […***…] stock reserve of […***…] bottles for the Supplied Product and (c)(i) […***…] stock reserve of API until such time as the Alternate API Manufacturer is approved by the relevant Regulatory Authorities in the Horizon Pharma Territory and (ii) […***…] stock reserve of API after the Alternate API Manufacturer is approved by the relevant Regulatory Authorities in the Horizon Pharma Territory, in each case, based on Horizon Pharma’s most recent Forecast; provided, notwithstanding anything contained in this Agreement, NUVO shall as soon as practicable obtain a stock reserve of DMSO, equal to the amount necessary to supply […***…] of Supplied Product, based on Horizon Pharma’s Initial Forecast. Thereafter, NUVO shall maintain, at all times during the Term, a stock reserve of DMSO equal to […***…] of Supplied Product, based on Horizon Pharma’s most current Forecast. If NUVO obtains any Raw Materials, primary Packaging supplies, other components or DMSO for its stock reserve pursuant to this Section 7.6 and, as a result of changes in the Forecast, is unable to use such materials either to supply Supplied Product to Horizon Pharma or to a Third Party, the Parties will share the cost of such excess materials equally and Horizon Pharma will reimburse NUVO for its share of such costs within […***…] following receipt of an invoice therefor.

2.        EFFECT OF THIS AMENDMENT.    Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the Agreement or any rights or obligations of any party under or in respect of the Agreement. Except as modified by this Amendment, the Agreement shall continue in full force and effect. Upon the execution of this Amendment by each of the parties hereto,

***	Confidential Treatment Requested

each reference in the Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment, and a reference to the Agreement in any other instrument or document shall be deemed a reference to the Agreement as amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the Agreement, as amended by this Amendment.

3.        GENERAL.    This Amendment may be executed in multiple counterparts, each of which may be delivered via facsimile or other electronic means, which taken together shall constitute the original agreement.

IN WITNESS WHEREOF, the parties to this Amendment indicate their agreement effective as of the date set forth at the beginning of this Amendment by signing below.

HORIZON PHARMA IRELAND LIMITED		NUVO PHARMACEUTICALS INC.

By:	/s/ Paul Condon	By:	/s/ Jesse Ledger
	(Signed)		(Signed)

Name:	Paul Condon	Name:	Jesse Ledger
	(Typed)		(Typed)

Title:	Director	Title:	President and CEO